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                                   Schedule Y
   Information Concerning Activities of Insurer Members of a Holding Company

Part 1 - Organizational Chart
31-Dec-07

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
Fortis (SA/NV) and Fortis N.V.  Owns 19.5% of shares of Assurant, Inc.       FEI 39-1126612 - DE
Assurant, Inc.
                                Owns 100% of Family Considerations, Inc.     FEI 58-2315775 - GA
                                Owns 100% of FamilySide, Inc.                CANADA
                                Owns 100% of Florida Office Corp.            FEI 13-3896525 - DE
                                Owns 100% of GP Legacy Place, Inc.           FEI 13-3882719 - DE
                                Owns 100% of Insureco, Inc.                  FEI 33-0658229 - CA
                                Owns 100% of Interfinancial Inc.             FEI 13-3036467 - GA
                                Owns 100% of Union Security Life Insurance   FEI 13-2699219; NAIC 81477 -
                                Co. of New York                              NY
Insureco, Inc.
                                Owns 100% of Assurant Reinsurance of Turks   TURKS & CAICOS
                                & Caicos, Ltd.
                                Owns 100% of Insureco Agency & Insurance     FEI 95-3097622 - CA
                                Services, Inc. (CA)
Interfinancial Inc.
                                Owns 100% of ALOC Holdings ULC               CANADA
                                Owns 100% of American Bankers Insurance      FEI 59-1985922-FL
                                Group
                                Owns 100% of American Memorial Life          FEI 46-0260270; NAIC 67989-SD
                                Insurance Company
                                Owns 100% of American Security Insurance     FEI 58-1529575; NAIC 42978 -
                                Company                                      DE
                                Owns 100% of Denticare of Alabama, Inc.      FEI 59-3063687; NAIC 12880 -
                                                                             AL
                                Owns 100% of Disability Reinsurance          FEI 01-0483086 - DE
                                Management Services, Inc.
                                Owns 100% of John Alden Financial            FEI 59-2840712 - DE
                                Corporation
                                Owns 100% of Mortgage Group Reinsurance,     BERMUDA
                                Ltd.
                                Owns 100% of SSDC, Corp.                     FEI 38-3357459 - DE
                                Owns 100% of Time Insurance Company          FEI 39-0658730; NAIC 69477 -
                                                                             WI
                                Owns 100% of TrackSure Insurance Agency,     FEI 33-0388029 - CA
                                Inc. (fka Safeco Financial Institution
                                Solutions, Inc.)
                                Owns 100% of UDC Dental California, Inc.     FEI 33-0360239; NAIC 52031 -
                                                                             CA
                                Owns 100% of UDC Ohio, Inc.                  FEI 74-2609036; NAIC 52022 -
                                                                             OH
                                Owns 100% of Union Security DentalCare of    FEI 58-1909945 - GA
                                Georgia, Inc.
                                Owns 100% of Union Security DentalCare of    FEI 52-1565653; NAIC 11244 -
                                New Jersey, Inc.                             NJ
                                Owns 100% of Union Security Insurance Co.    FEI 81-0170040; NAIC 70408 -
                                                                             IA
                                Owns 100% of United Dental Care of Arizona,  FEI 86-0517444; NAIC 47708 -
                                Inc.                                         AZ
                                Owns 100% of United Dental Care of           FEI 86-0631335; NAIC 52032 -CO
                                Colorado, Inc.
                                Owns 100% of United Dental Care of           FEI 38-2833988; NAIC 11111 -
                                Michigan, Inc.                               MI
                                Owns 100% of United Dental Care of           FEI 75-2481527; NAIC 47044 -
                                Missouri, Inc.                               MO
                                Owns 100% of United Dental Care of New       FEI 86-0384270; NAIC 47042 -
                                Mexico, Inc.                                 NM
                                Owns 100% of United Dental Care of Texas,    FEI 75-2076282; NAIC 95142 -
                                Inc.                                         TX
                                Owns 100% of United Dental Care of Utah,     FEI 75-2635404; NAIC 95450 -
                                Inc.                                         UT
                                Owns 100% of United Family Life Insurance    FEI 13-3036472; NAIC 91693 -
                                Company                                      GA
ALOC Holdings ULC
                                Owns 100% of Assurant Life of Canada         CANADA
American Memorial Life
Insurance Company
                                Owns 100% of Mayflower Corporate Services,   FEI 72-1274303 - LA
                                Inc.
American Security Insurance
Company
                                Owns 100% of Standard Guaranty Insurance     FEI 58-1529579; NAIC 42986 -
                                Company                                      DE
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
John Alden Financial Corporation
                                  Owns 100% of John Alden Life Insurance Company           FEI 41-0999752; NAIC 65080 - WI
                                  Owns 100% of NSM Sales Corporation                       FEI 65-0040859 - DE
John Alden Life Insurance
Company
                                  Owns 100% of North Star Marketing Corporation            FEI 59-2394561 - OH
Time Insurance Company
                                  Owns 100% of National Insurance Institute, LLC           FEI 83-0408679 - WI
Union Security Insurance Company
                                  Owns 100% of Dental Health Alliance, LLC                 FEI 13-3830846 - DE
                                  Owns 100% of Gala, Inc.                                  FEI 63-1115291 - AL
American Bankers Insurance
Group, Inc.
                                  Owns 100% of ABI International                           CAYMAN ISLANDS
                                  Owns 100% of American Bankers Dominicana, S.A.           DOMINICAN REPUBLIC
                                  Owns 100% of American Bankers Capital, Inc.              FEI 59-2731675 - DE
                                  Owns 100% of American Bankers Insurance Company of       FEI 59-0593886; NAIC 10111-FL
                                  Florida
                                  Owns 100% of American Bankers Life Assurance Company of  FEI 59-0676017; NAIC 60275 - FL
                                  Florida
                                  Owns 100% of American Bankers Management Company, Inc    FEI 65-0597010 - FL
                                  Owns 100% of American Reliable Insurance Company         FEI 41-0735002; NAIC 19615 - AZ
                                  Owns 100% of Assurant Deutschland GmbH                   GERMANY
                                  Owns 100% of Assurant Italia Agenzia di Assicurazioni    ITALY
                                  s.r.l.
                                  Owns 100% of Assurant Services Canada, Inc.              CANADA
                                  Owns 100% of Assurant Services Ireland, Ltd.             IRELAND
                                  Owns 100% of Assurant Services Italia s.r.l.             ITALY
                                  Owns 100% of Assurant Solutions Nordic A/S (fka          DENMARK
                                  Assurant Services Denmark S/A)
                                  Owns 100% of Assurant Solutions Spain, S.A.              SPAIN
                                  Owns 100% of Bankers Atlantic Reinsurance Company        FEI 98-0152782 - TURKS & CAICOS
                                  Owns 100% of Federal Warranty Service Corporation        FEI 36-3596362 - IL
                                  Owns 100% of Guardian Investment Services, Inc.          FEI 59-2720545 - FL
                                  Owns 100% of International Financial Group, Inc.         FEI 75-2533456 - TX
                                  Owns 100% of MSDiversified Corp.                         FEI 64-0660045 - MS
                                  Owns 100% of National Insurance Agency                   FEI 59-1357775 - FL
                                  Owns 100% of Quail Roost Properties, Inc.                FEI 59-1414202 - FL
                                  Owns 100% of Roadgard Motor Club, Inc.                   FEI 59-2192619 - FL
                                  Owns 100% of Sureway, Inc.                               FEI 59-1532747 - DE
                                  Owns 100% of Voyager Group, Inc.                         FEI 59-1236556 - FL
                                  Owns 100% of Voyager Service Warranties, Inc.            FEI 59-2675787 - FL
ABI International
                                  Owns 100% of Assurant Group, Limited                     UNITED KINGDOM
                                  Owns 100% of American Bankers International Division,    FEI 66-0568288 - PR
                                  Inc.
American Bankers Insurance
Company of Florida
                                  Owns 100% of American Bankers General Agency, Inc.       FEI 74-2135158 - TX
American Bankers International
Division, Inc.
                                  Owns 49% of Assurant Danos Mexico S.A.                   MEXICO
                                  Owns 1% of Assurant Seguradora S.A.                      BRASIL
                                  Owns 1% of Assurant Services Brasil, Limitada            BRASIL
                                  Owns 2% of Assurant Servicios de Mexico, S.A. de CV      MEXICO
                                  Owns 100% of Assurant Services of Puerto Rico, Inc.      FEI 66-0520042 - PR
                                  Owns 49% of Assurant Vida Mexico S.A.                    MEXICO
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
                                  Owns 74% of Caribbean American Property Insurance        FEI 66-0481184; NAIC 30590 - PR
                                  Company
                                  Owns 100% of ABIG Holding de Espana, S.L.                SPAIN
                                  Owns 100% of Caribbean American Life Assurance Company   FEI 66-0448783; NAIC 73156 - PR
ABIG Holding de Espana, S.L.
                                  Owns 99% of Assurant Argentina Compania de Seguros       ARGENTINA
                                  Sociedad Anonima
                                  Owns 100% of Assurant Holding de Puerto Rico, Inc.       PUERTO RICO
                                  Owns 99% of Assurant Seguradora S.A.                     BRASIL
                                  Owns 99% of Assurant Services Brasil, Limitada           BRASIL
                                  Owns 100% of Assurant Services de Chile, SpA             CHILE
                                  Owns 98% of Assurant Servicios de Mexico, S.A. de CV     MEXICO
Assurant Holding de Puerto Rico,
Inc.
                                  Owns 51% of Assurant Danos Mexico S.A.                   MEXICO
                                  Owns 51% of Assurant Vida Mexico S.A.                    MEXICO
American Bankers Management
Company, Inc.
                                  Owns 100% of Consumer Assist Network Association, Inc.   FEI 65-0597011 - DE
Assurant Group LTD
                                  Owns 100% of Assurant General Insurance Limited (fka     UNITED KINGDOM
                                  BICL)
                                  Owns 100% of Assurant Life Limited (fka BLAC)            UNITED KINGDOM
                                  Owns 100% of Assurant Services (UK) Limited (fka BISCL)  UNITED KINGDOM
                                  Owns 100% of Centrepoint Insurance Services Ltd.         UNITED KINGDOM
                                  Owns 100% of Swansure Group Limited                      UNITED KINGDOM
Swansure Group Limited
                                  Owns 100% of Adminicle Limited                           UNITED KINGDOM
                                  Owns 100% of Assurant Intermediary Ltd. (fka D & D       UNITED KINGDOM
                                  Homecare Ltd.)
                                  Owns 100% of Swansure Administration Limited (dormant)   UNITED KINGDOM
                                  Owns 100% of Swansure Direct Limited (dormant)           UNITED KINGDOM
                                  Owns 100% of Swansure Investments Limited (dormant)      UNITED KINGDOM
Adminicle Limited
                                  Owns 100% of Key Adminicle Limited                       UNITED KINGDOM
Caribbean American Life
Assurance Company
                                  Owns 26% of Caribbean American Property Insurance        FEI 66-0481184; NAIC 30590 - PR
                                  Company
American Bankers General Agency,
Inc.
                                  Controls thru a management agreement - Reliable Lloyds   FEI 74-2289453; NAIC 28843 - TX
                                  Insurance Company
Federal Warranty Service
Corporation
                                  Owns 80% of Service Delivery Advantage, LLC              FEI 61-1455870; IL
Guardian Investment Services,
Inc.
                                  Owns 1% of Assurant Argentina Compania de Seguros        ARGENTINA
                                  Sociedad Anonima
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
MS Diversified Corp.
                                  Owns 100% of MS Loan Center, Inc.                        FEI 64-0847246 - MS
                                  Owns 100% of United Service Protection Corporation       FEI 64-0906751 - DE
                                  Owns 100% of United Service Protection, Inc.             FEI 59-1794848 - FL
Sureway, Inc.
                                  Owns 100% of Guardian Travel, Inc.                       FEI 59-2519974 - FL
Voyager Group Inc.
                                  Owns 100% of Voyager Indemnity Insurance Company         FEI 58-1455416; NAIC 40428 - GA
                                  Owns 100% of Voyager Property and Casualty Insurance     FEI 57-0665589; NAIC 35971 - SC
                                  Company
                                  Owns 100% of Voyager Service Programs Inc.               FEI 59-3110220 - FL
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